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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

              Date of Report: (Date of earliest event reported):
                    December 31, 2002 (December 16, 2002)


                          KEY ENERGY SERVICES, INC.
            (Exact name of registrant as specified in its charter)


       Maryland                    1-8038                04-2648081
(State of Incorporation)   (Commission File Number)    (IRS Employer
                                                       Identification No.)


                                6 DESTA DRIVE
                             MIDLAND, TEXAS 79705
                   (Address of Principal Executive Offices)

                                 915/620-0300
             (Registrant's telephone number, including area code)



        (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits

            99.1  -     Press Release dated December 30, 2002.

ITEM 8. CHANGE IN FISCAL YEAR

     On December 30, 2002, Key Energy Services, Inc., a Maryland corporation ("Key"), issued a press release announcing that it had approved a change in
its fiscal year end from June 30 to December 31.   The Board of Directors
approved the change in Key's fiscal year end on December 16, 2002. Pursuant to Rule 13a-10 under the Securities Exchange Act of 1934, as amended, Key will file a transition report on Form 10-K for the six months ended December 31, 2002 (in lieu of filing a quarterly report on Form 10-Q for the three months ended December 31, 2002).

     A copy of Key's press release announcing the change in the fiscal year end and other information is filed as an exhibit to this Form 8-K and is incorporated herein by reference.










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                                  SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:     December 31, 2002             KEY ENERGY SERVICES, INC.



                                        By:  /s/ Francis D. John
                                            ----------------------------------
                                             Francis D. John
                                             Chairman of the Board, President
                                             and Chief Executive Officer









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                                EXHIBIT INDEX

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

Exhibit No.     Exhibit

99.1    --      Press Release dated December 30, 2002

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